Accounts payable - Schedule of Accounts Payable (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 MXN ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 MXN ($)	Dec. 31, 2019 MXN ($)
Disclosure Of Detailed Information About Accounts Payable [Abstract]
Suppliers	$ 2,734,704	$ 303,571	$ 952,912	$ 735,729
Others suppliers	119,024		56,353	112,635
Interest payable	127,905		90,759	98,882
Direct employee benefits	91,983		88,567	62,494
Others	73,928		5,759	11,989
Total	$ 3,147,544		$ 1,194,350	$ 1,021,729